National Security Life and Annuity Company

National Security Variable Account N

NScore Series of Variable Annuities

Supplement dated July 2, 2012

to the Prospectuses dated May 1, 2012

The following supplements and amends the prospectuses dated May 1, 2012:

Optional Asset Allocation Models

The following is an additional Asset Allocation Model available under your contract:

•	Managed Volatility Model (investment objective – protection from market downturns; more consistent returns over time)

Investment Restrictions for Certain Optional Riders

If you select or have purchased any rider that requires you to abide by investment restrictions, you may comply with those restrictions by allocating 100% of your purchase payments and Contract Value to the Managed Volatility Model.